EXHIBIT 10.1










                            COMMON STOCK AND WARRANT

                               PURCHASE AGREEMENT

                                     between

                                    KFX, INC.

                                       and

                                BAYOU FUND, LLC.











                            dated as of July 16, 2001

                                TABLE OF CONTENTS



                                                                            Page
                                                                            ----


1.   DEFINITIONS...............................................................1

        1.1.   Certain Definitions.............................................1
        1.2.   Other Terms.....................................................1

2.   AUTHORIZATION AND SALE OF SECURITIES......................................2

        2.1.   Authorization...................................................2
        2.2.   Sale of Common Stock and Warrant................................2

3.   CLOSING...................................................................2

4.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................2

        4.1.   Organization and Standing.......................................2
        4.2.   Corporate Power.................................................2
        4.3.   Authorization...................................................2
        4.4.   Capitalization..................................................2

5.   INVESTMENT REPRESENTATIONS................................................3

        5.1.   Accredited Investor; Experience; Risk...........................3
        5.2.   Investment......................................................3
        5.3.   Restricted Securities; Rule 144.................................3
        5.4.   Authorization...................................................4
        5.5.   Further Limitations on Disposition..............................4
        5.6.   Company Information.............................................5
        5.7.   Legends.........................................................5

6.   CONDITIONS TO THE OBLIGATIONS OF THE INVESTORS............................5

        6.1.   Representations and Warranties Correct..........................5
        6.2.   Warrant and Registration Rights Agreement.......................5
        6.3.   Covenants.......................................................5

7.   CONDITIONS TO COMPANY'S OBLIGATIONS.......................................5

        7.1.   Representations Correct.........................................5
        7.2.   Payment in Collected Funds......................................6


8.   MISCELLANEOUS.............................................................6

        8.1.   Governing Law...................................................6
        8.2.   Survival........................................................6
        8.3.   Successors and Assigns..........................................6
        8.4.   Entire Agreement; Amendment.....................................6
        8.5.   Notices.........................................................6
        8.6.   Delay or Omissions..............................................7
        8.7.   Counterparts....................................................7
        8.8.   Severability....................................................7

           COMMON STOCK AND WARRANT PURCHASE AGREEMENT, dated as of July 16, 2001 (the "Agreement"), between KFX, INC., a Delaware corporation (the "Company"), and BAYOU FUND, LLC a New York limited liability company (the "Investor").

           In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:


1. DEFINITIONS

1.1. Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:


       1.1.1. "Closing" shall have the meaning specified in Section 3 of this Agreement.

       1.1.2. "Closing Date" shall have the meaning specified in Section 3 of this Agreement.

       1.1.3. "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

       1.1.4. "Common Shares" shall have the meaning given in Section 2.1.

       1.1.5. "Common Stock" shall mean the common stock of the company, $.001 par value per share.

       1.1.6. "Registration Rights Agreement" shall mean the registration rights agreement substantially in the form of the proposed registration rights agreement between the Company and the Investor, a copy of which is attached hereto as Exhibit A.

       1.1.7 "Securities" has the meaning given in Section 4.3

       1.1.7. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect at the time.

       1.1.8. "Warrant" shall mean warrants #BF-1 and #BF-2 issued to the Investor, each exercisable for 250,000 shares of Common Stock at an exercise price of $3.65 per share, copies of which are attached hereto as Exhibit B.

1.2 Other Terms. Other terms used in this Agreement are defined in the context in which they are used and shall have the meanings therein indicated.

2. AUTHORIZATION AND SALE OF SECURITIES

2.1 Authorization. Prior to the Closing, the Company shall have authorized the sale and issuance of up to 1,000,000 shares of Common Stock (the "Common Shares"), the Warrant and shall have reserved the 500,000 shares of Common Stock issuable upon exercise of the Warrant.

2.2 Sale of Common Stock and the Warrant. On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions hereof, at the Closing the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, (i) 1,000,000 shares of Common Stock and, (ii) the Warrant, for an aggregate consideration of $3,650,000.00 (the "Purchase Price").


3. CLOSING

        The closing of the purchase and sale of the Common Stock and the Warrant being purchased by the Investor hereunder (the "Closing") shall be held at Stamford, Connecticut, at 10:00 a.m. on July 16, 2001 or at such other time and place as the Company and the Investor mutually agree (the "Closing Date"). At the Closing, the Company shall deliver to the Investor certificates representing the Common Shares and the Warrant being purchased by the Investor against payment of the Purchase Price by wire transfer to an account designated by the Company in a written notice to the Investor prior to the Closing.

4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Investor as follows:

4.1 Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware.

4.2 Corporate Power. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement and the Registration Rights Agreement, to sell and issue the Common Shares and the Warrant and to carry out and perform its obligations under the terms of this Agreement, the Registration Rights Agreement and the Warrant.

4.3 Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the sale and issuance of the Common Shares, the Warrant and the shares of Common Stock issuable upon exercise thereof (together, the "Securities") and the execution, delivery and performance of the Company*s obligations under this Agreement, the Registration Rights Agreement and the Warrant and the reservation of the shares of Common Stock issuable upon exercise of the Warrant have been duly taken.

4.4 Capitalization. As of June 30, 2001, the authorized capital stock of the Company consisted of 80,000,000 shares of Common Stock, 25,710,505 shares of which were issued and outstanding and 20,000,000 shares of preferred stock, par value $.001 per share, none of which were issued and outstanding. In addition, $13,860,000 of the Company's 6% Convertible Debentures maturing July 31, 2002 (the "Debentures"), was issued and outstanding. Upon conversion the issued and outstanding Debentures would be convertible into 3,797,260 shares of Company's Common Stock, and the number of shares of Common Stock have been reserved for that purpose. All issued and outstanding shares of Common Stock have been duly authorized and validly issued, fully paid and non-assessable and issued in compliance with all applicable federal and state securities laws. The Company has reserved 500,000 shares of its Common Stock for issuance upon exercise of the Warrant. Shares of Common Stock reserved for issuance to employees, directors and officers of, and consultants to, the Company pursuant to the Company*s benefit and other plans are set forth in Schedule 1 hereto. The only other outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of the capital stock or other securities of the Company are also set forth on Schedule 1 hereto. There are no preemptive rights for the Company's Common Stock.

5. INVESTMENT REPRESENTATIONS


        The Investor hereby represents and warrants to the Company, as of the Closing Date, as follows:

5.1 Accredited Investor; Experience; Risk. The Investor is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act and has not been organized for the specific purpose of acquiring the Common Shares or the Warrant. The Investor and its representatives have been solely responsible for the Investor's own "due diligence" investigations of the Company and its management and business, for its own analysis of the merits and risks of the investment, and for its own analysis of the fairness and desirability of the terms of the investment. The Investor has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks associated with the purchase of the Common Shares and the Warrant and of protecting its interests in connection therewith. The Investor is able to fend for itself in the transactions contemplated by this Agreement and has the ability to bear the economic risk of the investment, including complete loss of the investment. The Investor is experienced in evaluating and investing in relatively early-stage, energy technology companies such as the Company.

5.2 Investment. The Investor is acquiring the Common Shares and the Warrant for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof, and it has no present intention of selling or distributing the Securities. The Investor understands that the Securities have not been registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

5.3 Restricted Securities; Rule 144. The Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations the Securities may be resold without registration under the Securities Act only in certain limited circumstances. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The Investor is aware of the provisions of Rule 144 promulgated under the Securities Act, which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one (1) year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three (3) month period not exceeding specified limitations.

5.4 Authorization. The Investor represents that it has the full right, power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, and that this Agreement and the Registration Rights Agreement when executed and delivered by the Investor will constitute valid and binding obligations of the Investor, enforceable in accordance with their terms, subject to the laws of general application relating to bankruptcy, insolvency and the relief of debtors, rules of law governing specific performance, injunctive relief or other equitable remedies.

5.5 Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until either:

                     (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement and the provisions of Section 5.3 hereof; or

                     (b) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition. If, in the good faith determination of the counsel of the Company, there is a reasonable basis for the belief that such disposition would require registration under the Securities Act, the Company may require that Investor furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act.

5.6 Company Information. The Investor has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company. The Investor has also had the opportunity to ask questions of, and receive answers from, the Company and its management regarding the terms and conditions of this investment.

5.7 Legends. It is understood that each certificate representing the Securities shall bear a legend in the following form or substantially similar form (in addition to any legend required under applicable state securities laws):

                     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (B) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

6. CONDITIONS TO THE OBLIGATIONS OF THE INVESTOR

        The obligations of the Investor to purchase the Common Stock and the Warrant at the Closing are subject to the fulfillment on or prior to the Closing Date of all of the conditions set forth below in this Section 6.

6.1 Representations and Warranties Correct. The representations and warranties made in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

6.2 Warrant and Registration Rights Agreements. The Company shall execute and deliver the Registration Rights Agreement and the Warrant.

6.3 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

7. CONDITIONS TO COMPANY'S OBLIGATIONS


        The Company*s obligation to sell the Common Shares and the Warrant to the Investor at the Closing is subject to the fulfillment of the following conditions:

7.1 Representations Correct. The representations made by such Investor in
Section 6 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on the Closing Date.

7.2 Payment in Collected Funds. The Company has received $3,650,000.00 from Investor by bank wire transfer as payment for the Shares in accordance with wire transfer instructions provided prior to Closing.

8. MISCELLANEOUS

8.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York.

8.2 Survival. The representations, warranties, covenants and agreements made in Sections 4 and 5 hereof shall not survive the Closing, except for the covenants of the Investor in Section 5.5, which shall survive for a period of two years from the Closing Date.

8.3 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

8.4 Entire Agreement; Amendment. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including, without limitation, any summary of terms or similar agreement. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the Company and the Investor.

8.5 Notices, etc. Any notice required or permitted pursuant to this Agreement shall be in writing and shall be deemed sufficient (i) immediately when delivered personally or by facsimile, (ii) twenty (20) hours after being deposited with an overnight courier service (e.g. Federal Express) for next day delivery, or (iii) forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed as follows:


           If to the Investor:

           Bayou Fund, LLC.
           40 Signal Road
           Stamford, CT 06902

           Phone:     203-324-0333
           Facsimile: 203-316-8820

           with a copy to:

           If to the Company:

           KFx Inc.
           3300 East First Avenue, Suite 290
           Denver, CO 80206

           Phone:     303-293-2992
           Facsimile: 303-293-8430

           Attention: CEO

8.6 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to the Investor, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of the Investor nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Investor of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to the Investor, shall be cumulative and not alternative.

8.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

8.8 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, however, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Common Stock and War rant Purchase Agreement, or have caused this Common Stock and Warrant Purchase Agreement to be fully executed on their behalf as of the date first set forth above.


                                       KFX, INC.


                                       By:       ______________________

                                       Name:     Theodore Venners
                                       Title:    Chairman & CEO


                                       BAYOU FUND, LLC


                                       By:       ______________________

                                       Name:     ______________________

                                       Title:    ______________________

                                   EXHIBIT A
                                   ---------


                          Registration Rights Agreement

                                    Attached.

                                    EXHIBIT B
                                    ---------


                                    Warrants

                                  BF-1 and BF-2

                                    Attached.

                                   SCHEDULE 1
                                   ----------



Stock Option Plans:
-------------------

           Plan Name                                                                 Shares Reserved
           ---------                                                                 ---------------

           Amended & Restated 1992 Stock Option Plan                                     1,000,000
           1996 Stock Option & Incentive Plan                                            1,500,000
           1999 Stock Incentive Plan                                                     2,000,000
           1998 Advisory Committee Stock Option Plan                                       100,000
           1998 Directors Stock Option Plan                                                200,000

Non-Plan Stock Options:
-----------------------

           Kurt B. Eckrich                Expires 6/17/05                                  500,000
           Kurt B. Eckrich                Expires 1/01/06                                  150,000
           Kurt B. Eckrich                Expires 1/01/07                                  150,000
           Kurt B. Eckrich                Expires 1/01/08                                  150,000
           Seth L. Patterson              Expires 10/01/05                                 250,000

Warrants:
---------

           Innovative Research            Expires 8/03/01                                    55,000
           BlueStone Capital              Expires 7/31/02                                   253,333
           Jefferies International        Expires 7/31/02                                   200,000
           Peter K. Martin                Expires 8/02/01                                    75,000
           Landrica Development           Expires 4/30/05                                 1,300,000
           William H. Walker              Expires 3/08/06                                   166,667
           Theodore Venners               Expires 3/08/06                                    66,667
           Mark S. Sexton                 Expires 4/09/06                                    33,333
           Stanley G. Tate                Expires 5/21/06                                    14,887
           Mark S. Sexton                 Expires 5/24/06                                    33,333

Stock Plans:
------------

           Forfeitable Stock Plan for Independent Contractors                               408,000
           Vendor Stock Plan                                                                 34,957